SunAmerica Asset Management Corp.
733 Third Avenue
New York, NY 10017



September 30, 1997


EDGAR Postmaster, BDM: Postmaster


Re:  SunAmerica Equity Funds
     Securities Act File No. 33-8021


Ladies and Gentlemen:

Pursuant to Rule 497 under the Securities Act of 1933, as amended, the following is the EDGAR filing of a Supplement dated September 30, 1997 to the Prospectus dated January 30,
1997 of SunAmerica Equity Funds. This supplement supersedes and replaces the supplement dated September 8, 1997 to this Prospectus.


Please provide a Notice of Acceptance as receipt of this filing.



     Very truly yours,

     SunAmerica Asset Management Corp.


     Robert M. Zakem
     Senior Vice President
       and General Counsel



Enclosure











SUNAMERICA EQUITY FUNDS

Supplement to the Prospectus dated January 30, 1997


On September 5, 1997, at a Special Meeting of Shareholders of the SunAmerica Global Balanced Fund (the "Fund"), a separate series of SunAmerica Equity Funds, shareholders approved an Agreement and Plan of Reorganization (the "Plan") with respect to the Fund. Pursuant to the Plan, all of the assets and liabilities of the Fund will be transferred to the International Equity Portfolio, a series of Style Select Series, Inc., in exchange for shares of International Equity Portfolio. Shares of International Equity Portfolio received by the Fund will then be distributed to the shareholders of the Fund in complete liquidation of the Fund. Class A shareholders of the Fund will receive Class A shares of International Equity Portfolio, and Class B shareholders of the Fund will receive Class B shares of International Equity Portfolio. Immediately upon distribution, the shares of International Equity Portfolio received by the Fund's shareholders will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held immediately prior to the consummation of the Plan. This transaction is expected to occur on the "Closing Date" of the Plan, which is on or about September 29, 1997. Shares of the Fund are no longer available for sale to the public. Following the consummation of the transaction, the Fund will cease to exist.

____________________________________


On September 29, 1997, pursuant to an Agreement and Plan of Reorganization with respect to the SunAmerica Global Balanced Fund (the "Fund"), a separate series of SunAmerica Equity Funds, all of the assets and liabilities of the Fund were transferred to the International Equity Portfolio, a series of Style Select Series, Inc., in exchange for shares of International Equity Portfolio and the Fund has ceased to exist. Shares of International Equity Portfolio were distributed to the Fund's shareholders in complete liquidation thereof. Class A and Class B shareholders of the Fund received the respective class of shares of International Equity Portfolio.


September 30, 1997